                                 Exhibit 10.7

                               SECURITY AGREEMENT
                               ------------------


     This Security Agreement (hereinafter referred to as the "Agreement") is made as of the 24th day of September, 1996, by MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership having an address at c/o Host Marriott Corporation, 10400 Fernwood Drive, Bethesda, Maryland 20817 ("Debtor"), and NATIONAL BANK OF CANADA, having an address at 125 West 55th Street, New York, NY 10019 ("Secured Party").

                                R E C I T A L S:
                                - - - - - - - -

     A. Debtor and Secured Party previously entered into that certain Loan Agreement dated as of June 12, 1989 whereby Secured Party made a loan (the "Original Loan') to Debtor as evidenced by that certain Promissory Note Secured by Mortgage dated as of June 12, 1989, and having a maturity date of June 12, 1996 (the "Original Note").

     B. The Original Note was secured in part by, among other things, that certain Leasehold Mortgage, Security Agreement and Assignment of Rents granted by Debtor to Secured Party and dated as of June 12, 1989 and recorded June 13, 1989 in the Recorder's Office for Cook County, Illinois (the "Recorder's Office") as Document No. 89266493, granting Secured Party a security interest in, among other things, the collateral described therein and located on the real property described on Exhibit A hereto (the "Land").

     C. In accordance with that certain Amended and Restated Loan Agreement (the "Loan Agreement") of even date herewith between Debtor and Secured Party, Debtor has issued to Secured Party a certain Amended and Restated Secured Promissory Note in the principal sum of Twenty Five Million Five Hundred Thousand and 00/100 Dollars ($25,500,000.00; the "Loan") with a scheduled maturity date of June 12, 2001, amending and restating the Original Note in its entirety (together with any replacement therefor which may be issued from time to time pursuant to the Loan Agreement, the "Note").

     D. The Note is secured by, among other things, that certain Amended and Restated Leasehold Mortgage (the "Mortgage") dated of even date herewith granted by Debtor to Secured Party and recorded on ______________, 1996 in the Recorder's Office as Document No. _________.

     E. Debtor owns the leasehold interest in the Land and owns all buildings and improvements located thereon (said buildings and improvements together with Debtor's leasehold interest in the Land are hereinafter collectively referred to as the "Premises").

     F. Pursuant to the Loan Agreement, Debtor has agreed to grant to Secured Party a security interest in all the property, whether presently owned by Debtor or hereafter acquired, described as the "Collateral" in Exhibit B attached hereto.

     G.  The Collateral is or will be located on the Premises.

     H. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     NOW, THEREFORE, with reference to the above recitals, and in reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Creation of Security Interest.  Debtor hereby grants to Secured Party a
         -----------------------------
security interest in, and does hereby collaterally assign, pledge, mortgage, convey and set over unto the Secured Party, the Collateral and all of Debtor's present and hereafter acquired right, title and interest in and to the Collateral, for the purpose of securing payment of all indebtedness, obligations and liabilities of Debtor to Secured Party arising under or in connection with the Note, the Mortgage, the Loan Agreement, and the other Loan Documents (as defined in the Loan Agreement and the Mortgage) and performance of all agreements, covenants, terms and conditions contained in the foregoing documents and instruments.

     2.   Warranties, Representations and Covenants of Debtor.  Debtor hereby
          ---------------------------------------------------
warrants, represents and covenants to the Secured Party as follows:

          (a) Debtor is and will be the sole owner of the Collateral, free from any lien, security interest, encumbrance or adverse claim of any kind (except for those matters listed on Exhibit C hereto). Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof except in favor of Secured Party. Debtor will notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein.

          (b) The Collateral will not be used and was not purchased for personal, family or household purposes.

          (c) Subject to the terms of subparagraph 2(e) hereof, the Collateral will be kept on the Premises, and Debtor will not remove the Collateral from the Premises without the prior written consent of Secured Party.

          (d) At the request of Secured Party, Debtor has or will join Secured Party in executing one or more financing statements identifying the Collateral and evidencing the security interest of Secured Party in the Collateral pursuant to the requirements of the Uniform Commercial Code and in form satisfactory to Secured Party. Debtor will pay the cost of filing the same in all public offices wherever filing is deemed by Secured Party to be necessary or desirable.

          (e) Except as otherwise expressly permitted under the Loan Agreement, without the prior written consent of Secured Party, Debtor will not sell, exchange, dispose of, lease, offer to sell or otherwise transfer or otherwise deal with the Collateral or any portion or interest therein, unless simultaneously therewith new items of Collateral, which items may be similar to those proposed to be disposed of and which shall be of equal or greater value, are substituted therefor. Together with the information delivered to Secured Party pursuant to clause (i) of Article 7 of the Loan Agreement, Debtor shall file with the Secured Party a certificate signed by Debtor describing such portion of the Collateral consisting of furniture, fixtures and/or equipment as has been disposed of during the Accounting Period (as defined in the Loan Agreement) covered by said information and stating that the same has become obsolete, worn out, damaged, destroyed, sold, transferred or exchanged, as the case may be, and that said furniture, fixtures and/or equipment has been replaced. Such certificate likewise shall certify as to the reasonable and equivalent value of the property so acquired in replacement or substitution. All after-acquired property of the Debtor located on the Premises and all additions or replacements acquired pursuant to the provisions of this paragraph shall immediately be and become, without any other act on the part of the Debtor, subject to the security interest and lien of this Security Agreement, which security interest shall be prior to any other security interest or lien on such property. Unless expressly recited or provided to the contrary in this Security Agreement or in the other Loan Documents, Debtor may not hereafter acquire any property subject to prior security interests. If the Collateral or any part thereof is sold, transferred, exchanged, or otherwise disposed of, the security interest of Secured Party shall extend to the proceeds of such sale, transfer, exchange or other disposition.

          (f) Subject to the Insurance Coverage provisions in the Mortgage, Debtor shall cause the Collateral at all times to be kept insured at its own expense under one or more policies with such companies, for such periods and amounts, against such risks and liabilities, and in such form as are reasonably satisfactory to Secured Party, with Secured Party as a named insured and with loss payable and mortgagee clauses attached to all policies in favor of and in form satisfactory to Secured Party. Such insurance policies shall provide for at least thirty (30) days prior written notice to Secured Party of cancellation, termination, lapse, reduction in amount or material change in the coverage of such policies, and certificates thereof shall be delivered to and held by Secured Party. Debtor will promptly notify Secured Party of any loss or damage to the Collateral and will not adjust or settle such or any loss without the written consent of the Secured Party. In the event of foreclosure or sale under this Agreement, all right, title and interest of the Debtor in and to any insurance policies then in force shall pass to the purchaser at any sale, and Secured Party is hereby appointed attorney-in-fact for Debtor to assign and transfer said policies.

          In the event of damage or casualty resulting in a loss payable under any of the aforementioned insurance policies, Secured Party is authorized
     (i) to adjust and settle any claim under the appropriate policy pursuant to which right Secured Party is hereby appointed attorney-in-fact for Debtor to make proof of loss, or (ii) on behalf of and in the name and stead of Debtor to adjust and settle any such claim. In either case, Secured Party is authorized to collect and give receipt for any such insurance proceeds paid pursuant to the settlement and such authorization is hereby deemed an assignment to Secured Party by Debtor of its rights to any such proceeds. Anything in the foregoing to the contrary notwithstanding, Debtor is hereby authorized to adjust and settle any claim and to collect and give receipt for the proceeds thereof so long as such claim does not exceed Twenty-Five Thousand Dollars ($25,000.00), and all such claims so adjusted and settled in any one (1) Fiscal Year do not exceed the aggregate amount of Seventy-Five Thousand Dollars ($75,000.00).

          (g) Debtor will keep the Collateral free from any lien, security interest or encumbrance and in good condition and repair. From time to time and at the request of Secured Party, Debtor will make necessary or desirable repairs, replacements, renewals and additions to the Collateral which may be required by reason of use, wear, obsolescence, damage or destruction, however caused, to the end that the efficiency of the business conducted on the Premises shall not be impaired. Debtor will not misuse, abuse, allow to deteriorate, waste or destroy the Collateral or any part thereof, except for ordinary wear and tear in the course of its normal and expected use. Debtor will not use the Collateral in violation of any statute or governmental rule, regulation or ordinance.

          (h) Debtor will pay prior to delinquency all taxes and assessments assessed against the Collateral, imposed on account of its use or operation or imposed upon the Note (collectively, "Impositions") and shall deliver to Secured Party, within ten (10) days after Secured Party's request therefor, a receipt or other evidence satisfactory to Secured Party, of the payment thereof.

          (i) At the Secured Party's request, Debtor will execute and/or procure any document and will do all other acts which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder.

          (j) Debtor shall furnish promptly to Secured Party such information concerning the Collateral as Secured Party may from time to time reasonably request. Debtor shall permit and hereby authorizes Secured Party to examine and inspect the Collateral and any portion thereof wherever the same may be located. Debtor shall, at the request of Secured Party, assemble all documents and records pertaining to the Collateral at such place as Secured Party may designate.

     3.   Preservation of Collateral by Secured Party.  Should Debtor fail or
          -------------------------------------------
refuse to make any payment, perform or observe any other covenant, condition or obligation, or take any other action required by the terms of this Agreement or the Loan Agreement at the time or in the manner provided, then Secured Party may, at Secured Party's sole discretion, without notice to or demand upon Debtor, and without releasing Debtor from any obligation, covenant or condition hereof, make, perform, observe, take or do the same in such manner and to such extent as Secured Party may deem necessary to protect its security interest in or the value of the Collateral. Furthermore, upon Debtor's failure to do so, Secured Party may commence, defend, appeal or otherwise participate in any action or proceeding purporting to affect its security interest in or the value of the Collateral. Debtor hereby agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by, Secured Party pursuant to the foregoing authorization (including court costs and reasonable attorneys' fees and disbursements), and agrees further to pay interest thereon from the date of said payment or expenditure at the rate specified in the Note as the Default Rate.

     4.   Use of Collateral by Debtor.  Until the occurrence of an Event of
          ---------------------------
Default hereunder, Debtor may have possession of the Collateral and use it in any lawful manner contemplated in the Loan Agreement and consistent with this Agreement and any policy of insurance affecting the Collateral.

     5.   Event of Default.  The occurrence of any of the following shall
          ----------------
constitute an Event of Default ("Event of Default") hereunder:

          (a) If an Event of Default shall occur under the Loan Agreement and be continuing or if Debtor fails to observe or perform any term, covenant or condition of the Note, the Mortgage or any of the other Loan Documents and such default is not cured within the time period expressly established therefor, if any; or

          (b) If any writ or any distress warrant shall be issued against or levied on the Collateral, or any part thereof; or if the Debtor shall sell or assign or attempt to sell or assign the Collateral, or any interest therein in violation of subparagraph 2(e) hereof; or

          (c) If Debtor defaults under this Agreement, which default is not corrected or cured by Debtor within thirty (30) days after notice thereof by Secured Party; provided, however, that if such default is such that it cannot reasonably be cured within such 30-day period, then an Event of Default shall occur if Debtor fails to commence the cure of such default within such 30-day period or thereafter fails to diligently pursue such efforts to completion, provided, further, that in no event shall the amount of time permitted for any such cure exceed 90 days after such failure shall occur; or

          (d) If the Collateral or any part thereof is removed or transferred, or attempted to be removed or transferred, from the Premises, or sold or disposed of, in violation of the terms of subparagraphs 2(c) and 2(e); or

          (e) If any representation or warranty made by Debtor herein, or in any other instrument, agreement or written statement in any way related hereto, to the Collateral or any portion thereof, or to the Loan, shall prove to have been false or incorrect in any material respect on or after the date when made.

     6.   Remedies upon Event of Default.  Upon the occurrence of an Event of
          ------------------------------
Default, Secured Party may, in addition to exercising those remedies specified in the Loan Agreement or in any of the Loan Documents, at any time, at its election, without further notice, and to the extent permitted by law pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies shall be to the exclusion of any others:

          (a) Foreclose this Agreement and the security interest granted hereby, as provided herein, or in any manner permitted by law, either personally, through agents or by means of a court appointed receiver, and take possession of all or any of the Collateral and exclude therefrom Debtor and all others claiming through or under Debtor, and exercise any and all of the rights and remedies conferred upon Secured Party by this Agreement, the Note, the Mortgage, the Loan Agreement, and the other Loan Documents or by applicable law, either concurrently or in such order as Secured Party may determine. Secured Party may sell, lease or otherwise dispose of, or cause to be sold, leased or otherwise disposed of in such order as Secured Party may determine, as a whole or in such parcels as Secured Party may determine, (i) the Collateral, and/or (ii) the Premises described in the Mortgage; or exercise any of the other rights conferred upon the Secured Party by this Agreement, the Note, the Mortgage, the Loan Agreement or other Loan Documents without affecting in any way the rights or remedies to which Secured Party may be entitled under any other Loan Document;

          (b) Make such payments and do such acts as Secured Party may deem necessary to protect its security interest in the Collateral, including without limitation, paying, purchasing, contesting or compromising any encumbrance, charge, claim or lien which is prior to or superior to the security interest granted hereunder, and, in exercising any such powers or authority, pay all expenses incurred in connection therewith, and all funds expended by Secured Party in protecting its security interest shall be deemed additional indebtedness secured by this Agreement;

          (c) To the extent any of the Collateral has been stored at a location other than the Premises, require Debtor to assemble such Collateral, or any portion thereof, at the Premises, and promptly to deliver such Collateral to Secured Party, or an agent or representative designated by it;

          (d) Publicly or privately sell, lease or otherwise dispose of the Collateral, without necessarily having the Collateral at the place of sale, lease or disposition, and upon terms and in such manner as Secured Party may determine. Secured Party may be a purchaser of the Collateral at any public sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, and such notice, if given to the Debtor pursuant to the provisions of Paragraph 8 hereof at least twenty (20) days prior to the date of any public sale or disposition or the date after which any private sale or disposition may occur, shall constitute reasonable notice of such sale, lease or other disposition;

          (e) Notify any account debtor or any other party obligated on or with respect to any of the Collateral to make payment to Secured Party or its nominee of any amounts due or to become due thereunder or with respect thereto and otherwise perform its obligations with respect to the Collateral on behalf of and for the benefit of Secured Party. Secured Party may enforce collection and performance with respect to any of the Collateral by suit or otherwise, in its own name or in the name of Debtor or a nominee, and surrender, release or exchange all or any part thereof; and compromise, extend or renew (whether or not for longer than the original period) or transfer, assign or endorse for collection or otherwise, any indebtedness or obligation with respect to the Collateral, or evidenced thereby, and upon request of Secured Party, Debtor will, at its own expense, notify any person obligated on or with respect to any of the Collateral to make payment and performance directly to, in the name of, and on behalf of Secured Party of any amounts or performance due or to become due thereunder or with respect thereto; and

          (f) Exercise any remedies of a Secured Party under the Uniform Commercial Code or any other applicable law.

          To effectuate the foregoing, Debtor hereby agrees that if the Secured Party demands or attempts to take possession of the Collateral or any portion thereof in exercise of its rights and remedies hereunder and under any other Loan Document, Debtor will immediately turn over and deliver possession thereof to Secured Party, and Debtor authorizes, to the extent Debtor may now or hereafter lawfully grant such authority, Secured Party, its employees and agents, and potential bidders or purchasers to enter upon any or all of the premises where the Collateral or any portion thereof may at the time be located (or believed to be located) and Secured Party may (i) remove the same therefrom or render the same inoperable (with or without removal from such location), (ii) repair, operate, use or manage the Collateral or any portion thereof, (iii) maintain, repair or store the Collateral or any portion thereof, (iv) view, inspect and prepare for sale, lease or disposition the Collateral or any portion thereof, (v) sell, lease, dispose of or consume the same or bid thereon or (vi) incorporate the Collateral or any portion thereof into the Premises.

          Debtor hereby agrees to indemnify, defend, protect and hold harmless Secured Party and its employees, officers and agents from and against any and all damages, liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral, except from such damages, liabilities, claims or obligations as result from gross negligence or intentional misconduct of Secured Party, its employees, officers or agents.

          The proceeds of any sale under this Paragraph 6 shall be applied first to the payment of any sums owing to Secured Party pursuant to the provisions of the Note, the Mortgage, this Agreement, or any of the other Loan Documents in such manner as Secured Party may elect, with any funds remaining after payment of the foregoing to be paid to Debtor or such other party whom at law may be entitled thereto.

          Secured Party shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have, and any repos session or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Debtor until full payment of any deficiency has been made in cash.

     7.   Other Remedies.  The Mortgage and this Agreement shall be construed
          --------------
together as a single instrument and in any case in which the Secured Party is authorized to proceed in the manner set forth in Paragraph 6 hereof, Secured Party may, at its sole option and in lieu of proceeding under Paragraph 6 hereof, proceed as to both the Premises and the Collateral in accordance with Secured Party's rights and remedies with respect to the Premises under the Mortgage. Any receiver appointed in any proceedings to foreclose said Mortgage, upon taking possession of the Premises, shall have full power to take immediate possession of, manage and control the Collateral and use the same in the operation of a business upon the Premises. Any and all remedies herein expressly conferred upon Secured Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law or equity on Secured Party, and the exercise of any one remedy shall not preclude the exercise of any other. Except as otherwise specifically required herein, notice of the exercise of any right, remedy or power granted to Secured Party by this Agreement is not required to be given.

     8.   Notices.  All notices, requests and demands to or upon the respective
          -------
parties hereto, to be effective, shall be in writing and shall be delivered by hand or sent by (x) mail (certified or registered, postage prepaid, return receipt requested), (y) by a nationally recognized overnight courier service, or
(z) by facsimile transmission (provided that the original of any notice sent by facsimile transmission shall be sent by a nationally recognized overnight courier service) and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered if delivered by hand, or three Business Days (as defined in the Loan Agreement) following deposit if sent by certified or registered mail, or on the next Business Day following deposit with a nationally recognized overnight courier service, or upon receipt if sent by facsimile with an original by nationally recognized overnight courier service (provided that if said facsimile was received after 5:00 p.m. in the local time zone of the recipient on any Business Day, said notice shall not be deemed to have been received until the following Business Day), addressed in each case as follows, or to such address or other address as may be hereafter notified by such parties:

          Debtor:             Mutual Benefit Chicago Marriott Suite Hotel
                               Partners, L.P.
                                Host Marriott Corporation
                              10400 Fernwood Drive
                              Bethesda, Maryland 20817
                              Attention:  Law Department
                              Facsimile No.: (301) 380-6332

          Secured Party:      National Bank of Canada
                              New York Branch
                              125 West 55th Street
                              New York, New York  10022
                              Attention:  LoriAnn Curnyn
                              Facsimile No.: (212) 632-8775

     9.   Waiver.  By exercising or failing to exercise any of its rights,
          ------
options or elections hereunder, Secured Party shall not be deemed to have waived any breach or default on the part of Debtor or to have released Debtor from any of its obligations hereunder, unless such waiver or release is in writing and signed by Secured Party. In addition, the waiver by Secured Party of any breach hereof or default in payment of any amounts due under the Note, the Loan Agreement, the Mortgage or this Agreement shall not be deemed to constitute a waiver of any succeeding breach or default.

     10.  Affixed Collateral.  The inclusion in this Security Agreement of any
          ------------------
Collateral which may now be, or hereafter become, affixed or in any manner attached to the Premises shall be without prejudice to any claim at any time made by Secured Party that such Collateral is, or has become, a part of the Premises, a fixture or an accession to the Premises.

     11.  Binding Agreement.  This Agreement and all provisions hereof shall be
          -----------------
binding upon Debtor, its successors, assigns, executors, administrators and legal representatives and all other persons or entities claiming under or through Debtor, and the word "Debtor," when used herein, shall include all such persons or entities and any others liable for the payment of the indebtedness secured hereby or any part thereof, whether or not they have executed the Note or this Agreement. The word "Secured Party," when used herein, shall include Secured Party's successors, assigns and legal representatives, including all other holders, from time to time, of the Note.

     12.  Governing Law; Interpretation.  This Security Agreement shall be
          -----------------------------
governed by the laws of the State of Illinois. Wherever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. Time is of the essence in this Security Agreement.

     13.  Miscellaneous.  Neither this Security Agreement nor any provision
          -------------
hereof may be amended, modified, waived, discharged or terminated, nor may any of the Collateral be released, except by an instrument in writing duly signed by or on behalf of Secured Party hereunder. The Section headings are used herein for convenience of reference only and shall not define or limit the provisions of this Security Agreement. As used in this Security Agreement, the singular shall include the plural, and the plural shall include the singular, and masculine, feminine and neuter pronouns shall be fully interchangeable, where the context so requires.

     14.  Non-Recourse.
          ------------

          (a) Extent of Non-recourse.  Anything in this Agreement to the
              ----------------------
     contrary notwithstanding, Secured Party shall have no personal recourse against either Debtor, any General Partner (as defined in the Loan Agreement), any limited partner of Debtor, or any Affiliated Party (as defined in the Loan Agreement) nor any officer, director, employee or agent of any of the foregoing for the repayment of any of the principal of or interest on the Loan or for any deficiency judgment that Secured Party may obtain after foreclosure of the liens securing such repayment, or, subject to the provisions of Section 14(b) hereof, for any deficiency, loss or damage suffered by Secured Party as a result of the failure by Debtor or any General Partner to comply with any of the terms or conditions of this

     Agreement or any of the other Loan Documents and, subject to the provisions of Section 14(b) hereof, Lender agrees not to seek recourse against any of the foregoing for any such deficiency, loss or damage. The foregoing limitations are limitations on Secured Party's right of recourse against Debtor and shall not impair the validity or enforceability of the indebtedness evidenced by the Note or any of the other obligations of Debtor under the Loan Documents secured by the Property (as defined in the Loan Agreement) or the lien of or security interest in or the right of Secured Party as mortgagee or secured party to foreclose and/or enforce its rights in the Property after default by Debtor or any General Partner.

          (b) Borrower's Liability for Damages or Misapplication of Funds.  The
              -----------------------------------------------------------
     provisions of Section 14(a) hereof to the contrary notwithstanding, Debtor and its General Partner shall be fully liable (i) for any damages attributable to fraud or material misrepresentation in any Loan Document or in any written communication by Debtor in connection with the Loan or in connection with the Original Loan; (ii) for the retention of any rental income or other income arising with respect to all or any part of the Property covered by the Mortgage after Secured Party has given to Debtor any notice that Debtor is in default hereunder or under the other Loan Documents and that Secured Party has exercised its option to accelerate maturity of the Note, foreclose or require the foreclosure of the liens securing payment thereof, receive or collect such rental income or other income or exercise its rights under the Loan Documents (to the full extent of the rental income or other income retained after the giving of any such notice); (iii) for any Gross Revenues (as defined in the Loan Agreement) distributed to any partners in Debtor subsequent to the date hereof; (iv) for any Gross Revenues, Net House Profits (as defined in the Loan Agreement) or Excess Cash Flow (as defined in the Loan Agreement) not applied as required pursuant to Article 8 of the Loan Agreement; (v) for the misapplication of (A) proceeds paid prior to any such foreclosure under any insurance policies by reason of damage, loss or destruction to any portion of the property covered by the Mortgage (to the full extent of such proceeds), or (B) any proceeds or awards resulting from the condemnation, prior to any such foreclosure, of all or any part of the property covered by the Mortgage (to the full extent of such proceeds or awards); and (v) for damages arising from the breach of any representation, warranty, covenant or other obligation concerning Environmental Claims, Environmental Conditions or Environmental Noncompliance (except for matters set forth on Exhibit H to the Loan Agreement), including without limitation the indemnification provisions of Section 12.20 of the Loan Agreement.

          (c) Liability of General Partners.  To the extent of personal
              -----------------------------
     liability of Debtor under Section 14(b) hereof, the General Partner of Debtor hereby agrees to be jointly and severally liable therefor and waives any requirement of law that in the event of a default hereunder Secured Party must proceed against Debtor or exhaust any assets of Debtor before proceeding against such General Partner or such General Partner's assets; provided, however, that in no event shall any limited partner of Debtor, any Affiliated Party (other than the General Partner) or any officer, director, employee or agent of any partner of Debtor or of any Affiliated Party (including any officer, director, employee or agent of the General Partner) have any liability under Section 14(c) hereof, and Secured Party agrees that it shall not seek recovery from any party that is excluded from liability pursuant to this sentence.

     15.  Rights of Manager.  Debtor and Secured Party acknowledge that although
          -----------------
this Agreement is binding as between Debtor and Secured Party, nothing herein shall be construed as modifying or detracting from the rights of Manager with respect to Secured Party pursuant to the terms of Section 9 of the Assignment of Management Agreement.

     16. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              BORROWER:

                              MUTUAL BENEFIT CHICAGO MARRIOTT
                              SUITE HOTEL PARTNERS, L.P., a
                              Rhode Island limited partnership

(SEAL)

ATTEST:                       By:   MOHS CORPORATION, a Delaware corporation,
                                    its General Partner

By: /s/ David E. Reichmann          By: /s/ Bruce D. Wardinski
   --------------------------          --------------------------
   Name: Assistant Secretary        Name: Bruce D. Wardinski
        ---------------------            ------------------------
                                    Title: Vice President
                                          -----------------------

                              SECURED PARTY:

(SEAL)                        NATIONAL BANK OF CANADA

ATTEST:
                                         By: /s/ Lori Ann Curnyn
                                            ---------------------------------
By: /s/ Joseph M. Triscoli               Name: Lori Ann Curnyn
   -------------------------------            ----------------------------
   Name: Joseph M. Triscoli              Title: Vice President
        --------------------------             ---------------------------
   Title: Assistant Vice President
         -------------------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------



PARCEL 1:

LOT 14 IN RIVERWAY SUBDIVISION-PHASE II, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED MARCH 11, 1992 AS DOCUMENT 92157888, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN FOR:

(A) INGRESS AND EGRESS FOR PEDESTRIAN AND VEHICULAR TRAFFIC IN, OVER AND THROUGH THE COMMON AREAS LOCATED ON THE ADJACENT TRACT (AS DEFINED BELOW), AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535338, MADE
BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(B) INGRESS AND EGRESS FOR PEDESTRIAN TRAFFIC IN, OVER AND THROUGH THE ENCLOSED WALKWAY ON THE ADJACENT TRACT (AS DEFINED BELOW), AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 DOCUMENT 88535338, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(C) THE LOCATION, INSTALLATION, MAINTENANCE AND REPAIR OF SATELLITE AND TELECOMMUNICATIONS EQUIPMENT ON THE ADJACENT TRACT (AS DEFINED BELOW), ALL AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535338, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(D) MINOR ENCROACHMENTS OF TENANT'S IMPROVEMENTS ONTO THE ADJACENT TRACT (AS DEFINED BELOW) DUE TO ENGINEERING ERRORS, ERRORS IN ORIGINAL CONSTRUCTION, CONSTRUCTION, RECONSTRUCTION, REPAIR, SETTLEMENT OR SHIFTING OR MOVING OF THE TENANT'S IMPROVEMENTS, AS CREATED BY FIRST AMENDMENT DATED MARCH 11, 1987 AND FILED APRIL 3, 1987 AS DOCUMENT LR3604965, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535337, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION; AND

(E) INGRESS AND EGRESS OVER THE ADJACENT TRACT AS REASONABLY NECESSARY FOR THE RECONSTRUCTION, MAINTENANCE, OPERATION AND REPAIR OF TENANT'S IMPROVEMENTS, AS CREATED BY FIRST AMENDMENT DATED MARCH 11, 1987 AND FILED APRIL 3, 1987 AS DOCUMENT LR3604965, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535337, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION.

ADJACENT TRACT:

LOTS 1 TO 8 IN RIVERWAY SUBDIVISION-PHASE I, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED JUNE 3, 1988 AS DOCUMENT 88241319 AND FILED AS DOCUMENT LR3713139, IN COOK COUNTY, ILLINOIS.

AND ALSO,

LOTS 9 TO 13 AND LOTS 15 TO 17 IN RIVERWAY SUBDIVISION-PHASE II, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED MARCH 11, 1992 AS DOCUMENT 92157888, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

EASEMENT IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN, AS CREATED IN SECOND AMENDMENT TO LEASE RECORDED FEBRUARY 9, 1989 AS DOCUMENT 89063670, MADE BY AND BETWEEN LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED FEBRUARY 1, 1988 AND KNOWN AS TRUST NUMBER 11300, SIMON-ROSEMONT DEVELOPERS, AN ILLINOIS LIMITED PARTNERSHIP, AND MARRIOTT CORPORATION, A DELAWARE CORPORATION, FOR A 5 INCH AT-GRADE EASEMENT FOR ACCOMODATING THE AS-BUILT CONDITION OF THE HOTEL GARDEN WALL, OVER THE FOLLOWING LEGAL
DESCRIPTION:

THAT PART OF THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SAID
SECTION 3 WITH THE EASTERLY LINE OF RIVER ROAD AS WIDENED BY CONDEMNATION IN CASE NO. 59C16022 AND SHOWN ON PLAT RECORDED AS DOCUMENT NUMBER 19251267; THENCE NORTH 05 DEGREES 11 MINUTES 36 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD AS WIDENED, 395.35 FEET; THENCE NORTH 79 DEGREES 26 MINUTES 12 SECONDS WEST, 0.91 FEET TO THE EASTERLY LINE OF RIVER ROAD, BEING A LINE 33.00 FEET, AS MEASURED AT RIGHT ANGLES, EASTERLY OF AND PARALLEL WITH THE CENTER LINE OF SAID ROAD; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD, 69.50 FEET; THENCE NORTH 68 DEGREES 08 MINUTES 35 SECONDS, EAST 56.73 FEET; THENCE NORTH 85 DEGREES 38 MINUTES 35 SECONDS EAST, 47.90 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG A CURVED LINE CONVEX SOUTHEASTERLY, HAVING A RADIUS OF 300.00 FEET AND BEING TANGENT TO SAID LAST DESCRIBED LINE AT SAID LAST DESCRIBED POINT, AN ARC DISTANCE OF 113.14 FEET TO A POINT OF TANGENCY (THE CHORE OF SAID ARC BEARS NORTH 74 DEGREES 50 MINUTES 21 SECONDS EAST, 112.47 FEET); THENCE NORTH 64 DEGREES 02 MINUTES 07 SECONDS EAST ALONG A LINE TANGENT TO SAID LAST DESCRIBED CURVED LINE AT SAID LAST DESCRIBED POINT, 7.87 FEET; THENCE SOUTH 34 DEGREES 21 MINUTES 25 SECONDS EAST, 169.84 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.41 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 25.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.50 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 24.58 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST,
14.00 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 15.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 8.50 FEET TO A POINT FOR A PLACE OF BEGINNING; THENCE CONTINUING SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 353.17 FEET; THENCE

SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 0.40 FEET; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST, 353.17 FEET; THENCE NORTH 79 DEGREES 21 MINUTES 25 SECONDS WEST, 0.40 FEET TO THE PLACE OF BEGINNING, LYING ABOVE A HORIZONTAL PLANE OF ELEVATION 628.70 FEET ABOVE U.S.G.S. DATUM AND LYING BELOW A HORIZONTAL PLANE OF ELEVATION 633.75 FEET ABOVE U.S.G.S. DATUM, IN COOK COUNTY, ILLINOIS.



PARCEL 4:

EASEMENT IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN, AS CREATED IN SECOND AMENDMENT TO LEASE RECORDED FEBRUARY 9, 1989 AS DOCUMENT 89063670, MADE BY AND BETWEEN LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED FEBRUARY 1, 1988 AND KNOWN AS TRUST NUMBER 113000, SIMON-ROSEMONT DEVELOPERS, AN ILLINOIS LIMITED PARTNERSHIP, AND MARRIOTT CORPORATION, A DELAWARE CORPORATION, FOR AN 8 INCH BELOW-GRADE EASEMENT FOR FOUNDATIONS OF THE GARDEN WALL, OVER THE FOLLOWING LEGAL DESCRIPTION:

THAT PART OF THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SAID
SECTION 3 WITH THE EASTERLY LINE OF RIVER ROAD AS WIDENED BY CONDEMNATION IN CASE NO. 59C16022 AND SHOWN ON PLAT RECORDED AS DOCUMENT NUMBER 19251267; THENCE NORTH 05 DEGREES 11 MINUTES 36 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD AS WIDENED, 395.35 FEET; THENCE NORTH 79 DEGREES 26 MINUTES 12 SECONDS WEST, 0.91 FEET TO THE EASTERLY LINE OF RIVER ROAD, BEING A LINE 33.00 FEET, AS MEASURED AT RIGHT ANGLES, EASTERLY OF AND PARALLEL WITH THE CENTER LINE OF SAID ROAD; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD, 69.50 FEET; THENCE NORTH 68 DEGREES 08 MINUTES 35 SECONDS EAST, 56.73 FEET; THENCE NORTH 85 DEGREES 38 MINUTES 35 SECONDS EAST, 47.90 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG A CURVED LINE CONVEX SOUTHEASTERLY, HAVING A RADIUS OF 300.00 FEET AND BEING TANGENT TO SAID LAST DESCRIBED LINE AT SAID LAST DESCRIBED POINT, AN ARC DISTANCE OF 113.14 FEET TO A POINT OF TANGENCY (THE CHORD OF SAID ARC BEARS NORTH 74 DEGREES 50 MINUTES 21 SECONDS EAST, 112.47 FEET) THENCE NORTH 64 DEGREES 02 MINUTES 07 SECONDS EAST ALONG A LINE TANGENT TO SAID LAST DESCRIBED CURVED LINE AT SAID LAST DESCRIBED POINT, 7.87 FEET; THENCE SOUTH 34 DEGREES 21 MINUTES 25 SECONDS EAST, 169.84 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.41 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 25.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.50 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 24.58 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST,
14.00 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 15.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 8.50 FEET TO A POINT FOR A PLACE OF BEGINNING; THENCE CONTINUING SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 353.17 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 0.67 FEET; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST, 353.17 FEET; THENCE NORTH 79 DEGREES 21 MINUTES 25 SECONDS WEST 0.67 FEET TO THE PLACE OF BEGINNING, LYING BELOW A HORIZONTAL PLANE OF ELEVATION 628.70 FEET ABOVE U.S.G.S. DATUM, IN COOK COUNTY, ILLINOIS.

PARCEL 5:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN AS SHOWN ON PLAT OF RIVERWAY SUBDIVISION - PHASE I RECORDED JUNE 3, 1998 AS DOCUMENT 88241321 AND FILED JUNE 3, 1998 AS DOCUMENT LR 3713139.

PARCEL 6:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN AS SHOWN ON PLAT OF RIVERWAY SUBDIVISION - PHASE II RECORDED MARCH 11, 1992 AS DOCUMENT 92157888.


COMMON ADDRESS
--------------

6155 North River Road
Rosemont, Illinois

PIN
---

12-03-103-015

                                   EXHIBIT B
                                   ---------


DEBTOR: MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership


SECURED PARTY:      NATIONAL BANK OF CANADA



                           DESCRIPTION OF COLLATERAL
                           -------------------------

     Subject to those matters listed on Exhibit C, all of the following property now or at any time hereafter owned by Debtor or in which the Debtor may now or at anytime hereafter have any interest or rights, together with all of Debtor's right, title and interest therein:

1. All fixtures and personal property now or hereafter owned by Debtor and attached to or contained in and used or useful in connection with the Premises or any of the improvements now or hereafter located thereon, including, without limitation, any and all air conditioners, building materials, antennae, appliances, apparatus, awnings, basins, bathtubs, bidets, boilers, bookcases, cabinets, carpets, coolers, curtains, dehumidifiers, disposals, doors, drapes, dryers, ducts, dynamos, elevators, engines, equipment, escalators, fans, fittings, floor coverings, furnaces, furnishings, furniture, hardware, heaters, humidifiers, incinerators, inventory, kitchen equipment and utensils, lighting, machinery, motors, ovens, pipes, plumbing, pumps, radiators, ranges, recreational facilities, refrigerators, screens, security systems, shades, shelving, sinks, sound systems, sprinklers, stokers, stoves, televisions, toilets, ventilators, wall coverings, washers, windows, window coverings, wiring, all renewals or replacements thereof or articles in substitution therefor and all property owned by Debtor and now or hereafter used for similar purposes in or on the "Premises" (as described on Exhibit A hereto);

     2. Articles or parts now or hereafter affixed to the property described in Paragraph 1 of this Exhibit or used in connection with such property, any and all replacements for such property and all other property of a similar type or used for similar purposes now or hereafter in or on the Premises or any of the improvements now or hereafter located thereon;

     3. Debtor's right, title, and interest in all personal property used or to be used in connection with the operation of the Premises or the conduct of business thereon, including, without limitation, business equipment and inventories located on the Premises or elsewhere, together with files, books of account and other records, wherever located;

     4. Debtor's right, title and interest in and to any and all contracts now or hereafter relating to the Premises executed by any architects, engineers or contractors, including all amendments, supplements and revisions thereof, together with all Debtor's rights and remedies thereunder and the benefit of all covenants and warranties thereon, and also together with all drawings, designs, estimates, layouts, surveys, plats, plans, specifications and test results prepared by any architect, engineer or contractor, including any amendments, supplements and revisions thereof and the right to use and enjoy the same, as well as all building permits, environmental permits, approvals and licenses and other governmental or administrative permits, licenses, agreements and rights relating to construction on the Premises;

     5. Debtor's right, title and interest in and to any and all contracts and contract rights now or hereafter relating to the operation of the Premises or the conduct of business thereon, including, without limitation, all management and other service contracts, the books and records and the right to appropriate and use any and all trade names used or to be used in connection with such business;

     6. Debtor's right, title and interest in the rents, issues, deposits (including security deposits and utility deposits) and profits in connection with all leases, contracts and other agreements made or agreed to by any person or entity (including, without limitation, Debtor and Secured Party under the powers granted by the Security Agreement made between Debtor and Secured Party and the other Loan Documents therein described) with any person or entity pertaining to all or any part of the Premises, whether such agreements have been heretofore or are hereafter made;

     7. Debtor's right, title and interest in all sale contracts, chattel paper, documents, drafts, letters of credit, notes, service marks, trade names, trademarks, unearned premiums on insurance policies, earnest money deposits, proceeds of sale contracts, accounts, accounts receivable, instruments, insurance policies and general intangibles relating to the Premises;

     8. All rights in and proceeds from all fire and hazard, loss-of-income and other non-liability insurance policies now or hereafter covering improvements now or hereafter located on the Premises or described in the Security Agreement between Debtor and Secured Party or in the Amended and Restated Leasehold Mortgage between Debtor and Secured Party, the use or occupancy thereof or the business conducted thereon;

     9. All awards or payments, including interest thereon, that may be made with respect to the Premises, whether from the right of the exercise of eminent domain (including any transfer made in lieu of the exercise of said right) or for any other injury to or decrease in volume of the Premises; and

     10. All proceeds from the sale, transfer or pledge of any or all of the foregoing property.

                                   EXHIBIT C
                                   ---------

                               LEASED EQUIPMENT
                               ----------------


DEBTOR: MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership

SECURED PARTY:      NATIONAL BANK OF CANADA


=========================================================================
                                                         Total Remaining
    Lessor           Description           Term              Payments
=========================================================================
Eastman Kodak       Copier             6/93 - 5/98           $25,200.00
-------------------------------------------------------------------------
GE Capital          Two (2) Vans      12/95 - 11/99          $45,475.60
-------------------------------------------------------------------------
GE Capital          Two (2) Vans       9/94 - 8/98           $23,689.75
-------------------------------------------------------------------------
GE Capital          Two (2) Vans      10/92 - 9/96           $ 1,869.40
-------------------------------------------------------------------------
GE Capital          One (1) Van       11/92 - 10/96          $ 2,164.89
-------------------------------------------------------------------------
GE Capital          One (1) Van       10/96 - 9/00           $17,294.40
-------------------------------------------------------------------------
GE Capital          One (1) Van       10/96 - 9/00           $18,561.60
=========================================================================


                                      C-1